Total Loan Portfolio Composition

Consumer
10%
Home Equity
7%
Residential
Real Estate
5%
C&I Loans
19%
Construction &
Development
Loans
16%
CRE Loans
43%

Consumer
$ in millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$793
$710
$641
$1,545
$1,518
$1,453
$745
$577
$520
$198
$175
$164
$242
$253
$251
$358
$358
$332
C&I Loans
CRE Loans
Construction & Development Loans
Residential Real Estate
Home Equity
Consumer
Q2-2008
Q1-2009
Q2-2009

AMCORE Financial

1
Total: $3.4 Billion
Commercial
*Construction loans include loans for developments that are 100% completed and making payments.

100%
80%
60%
40%
20%
0%
8.2%
19.6%
72.2%
45.1%
40.2%
14.7%
8.1%
18.8%
73.1%
15.5%
23.3%
61.2%
Commercial & Industrial
Commercial Development & Land
Commercial Real Estate
TOTAL
Pass %s
Accruing Special Mention & Classified %s
Non-accrual %s

AMCORE Financial

as of 6/30/09
Commercial Loan Portfolio Risk Distribution

$'s of Outstanding Commercial Loans ($2.6 billion)
in millions
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$744.6
$577.1
$520.4
$73.0 $81.2 $75.2
$163.7 $146.2 $143.8
$206.5 $165.1 $146.8
$1,102.4 $1,125.5 $1,087.0
$56.4 $38.4 $36.0
$713.1 $646.3 $580.2
$23.8 $24.8 $24.9
Construction & Development Loans
Loans Secured By Farmland
Resi Real Estate & HE
Secured by Multi Family Residential RE
Loans Secured by Non-farm Non-residential Properties
Loans To Finance Ag Production
Commercial and Industrial (C&I)
Obligations of US State/Political Subdivisions
Q2-2008
Q1-2009
Q1-2009

$'s of Nonaccrual Loans ($404 million in Q2-2009 vs. $384 million in Q1-2009)
in millions
$400
$350
$300
$250
$200
$150
$100
$50
$0
$88.1 $227.3 $234.7
$0.1 $2.7 $18.3
$12.1 $25.7 $22.6
$10.4 $11.3 $9.6
$43.7 $84.4 $90.7
$0.2 $0.3 $0.4
$10.1 $32.3 $27.8
$0.0 $0.0 $0.0
Construction & Development Loans
Loans Secured By Farmland
Resi Real Estate & HE
Secured by Multi Family Residential RE
Loans Secured by Non-farm Non-residential Properties
Loans To Finance Ag Production
Commercial and Industrial (C&I)
Obligations of US State/Political Subdivisions
Q2-2008
Q1-2009
Q2-2009

AMCORE Financial

Commercial Loan Portfolio Breakdown
CRE & Construction Loans
C & I Loans
Concentration Focus both in terms of
outstanding balances and non-accrual
loans

All Else
16.0%
Condo
2.6%
Mixed Use
3.7%
1-4 Family
Construction
5.7%
Spec Homes
4.7%
Land Developers
excluding Vacant
Land
23.7%
Vacant Land
43.6%

AMCORE Financial

All Else is comprised of several categories no one larger than 3% of the portfolio such as offices, strip malls, churches, and warehouses.
Composition Analysis
Commercial Construction & Development Loans
Loans = $520 Million

Other Specialty Facility 12.3%
C&I Mixed and RE 11.9%
Strip Mall 10.4%
Industrial Warehouse 10.1%
C&I RE Secured 7.8%
Retail Store 5.8%
Mfg Facility 6.6%
Gas Station 5.7%
Health Care 6.4%
Restaurant 3.5%
All Else 2.1%
Office 17.4%

AMCORE Financial

Loans Secured by Non-Farm Non-Residential Properties
Composition Analysis
Loans = $1,087 Million

Portfolio Breakdown by Type

Type	Note	Market Value (millions)	Book Value (millions)
US Gov't, Agency, and GSE Debt	(1)	$361	$361
US Agency, and GSE MBS/CMO		475	479
Municipal Bonds	(2)	41	41
Non-Agency CMO/MBS/ABS	(3)	51	59
Other Securities	(4)	26	26
Total		$954	$966

Portfolio Composition Ratings

Credit Rating	Book Value (millions)	% of Portfolio
US Gov't, Agency, and GSE - AAA	$840	87.0%
AAA	27	2.8%
AA	20	2.1%
A & Lower	49	5.0%
Unrated *	4	0.4%
Stock -See footnote (4)	26	2.7%
	$966	100%

*96.6% Muni GOs

(1) Contains no subordinated debt	
(2) Municipal obligation bonds consist of:	
General obligation bonds	39.5
Revenue bonds	1.4
(3) Non-Agency CMO/MBS/ABS bonds consist of:	
Non-agency CMOs (fixed-rate fully amortizing jumbos, 2002-2005 vintages)	26.7
Bank-only pooled trust preferred securities	25.5
Bank and insurance company pooled trust preferred securities	3.0
Auto loan asset-backed securities	3.1
CRA-related asset-backed securities	0.7

All deals are rated "senior" tranches. None rely on financial guaranty policies.

(4) Other Securities consist of:	
FHLB Stock	20.3
FRB Stock	4.9
Other (primarily Mutual Fund Sweeps and Farmer Mac stock, but no other GSE stock)	0.9

Non-Agency CMO/MBS/ABS 6.1%
Other Securities 2.7%
Municipal Bonds 4.2%
US Govt, Agency, and GSE Debt 37.4%
US Agency, and GSE MBS/CMO 49.6%

AMCORE Financial

Investment Portfolio
Investment Portfolio

$600
$500
$400
$300
$200
$100
$0
(in millions)
$307
$71
$123
$501

AMCORE Financial

The Bank has over $500 million in capital and reserves that can serve to absorb losses.
How much do we have available to absorb losses?
Capital and Allowance Levels as of 6/30/09
Proforma
Capital Ratios Without
Limitations
Tier 1 = 7.7%
Total Capital = 13.6%
Leverage = 5.6%
Tangible Common
 Equity= 5.7%
Regulatory
Capital Ratios
Tier 1 = 6.1%
Total Capital = 8.8%
Leverage = 4.2%
Tangible Common
 Equity=   5.7%
Disallowed
Deferred Tax Credit
Disallowed
Credit Losses
Capital and 100% of
Reserves
Regulatory Capital

Addendum

Loan Category Definitions

Construction & Development Loans (Construction, Land Development & Other Land Loans)
Loans secured by real estate: (a) land development (i.e., the process of improving land - laying sewers, water pipes, etc.) (b) the on-site construction of industrial, commercial, residential, or farm buildings. For purposes of this item, "construction" includes not only construction of new structures, but also additions or alterations to existing structures and the demolition of existing structures to make way for new structures and (c) Loans secured by vacant land, except land known to be used or usable for agricultural purposes.
Loans Secured By Farmland
Farmland includes all land known to be used or usable for agricultural purposes, such as crop and livestock production. Farmland includes grazing or pasture land, whether tillable or not and whether wooded or not.
Residential Real Estate & Home Equity
Loans secured by real estate as evidenced by mortgages, deeds of trust, land contracts, or other instruments, whether first or junior liens on real estate.
Secured by Multi Family Residential Real Estate
Non-farm properties with five or more dwelling units in structures (including apartment buildings and apartment hotels), five or more unit housekeeping dwellings with commercial units combined, and cooperative-type apartment buildings containing five or more units.
Loans Secured by Non-farm Non-residential Properties
Loans secured by real estate as evidenced by mortgages or other liens on non-farm nonresidential properties, including business and industrial properties, hotels, motels, churches, hospitals, educational and charitable institutions, dormitories, clubs, lodges, association buildings, "homes" for aged persons and orphans, golf courses, recreational facilities, and similar properties. Exclude loans for non-farm nonresidential property construction and land development purposes.
Loans To Finance Agricultural Production
Secured or unsecured loans for the purpose of financing agricultural production such as growing and storing crops, marketing and transport of agricultural products, livestock care, farm machinery, fisheries and forestries, etc.
Commercial and Industrial (C&I)
Loans for commercial and industrial purposes to sole proprietorships, partnerships, corporations, and other business enterprises, whether secured (other than by real estate) or unsecured, single-payment or installment.
Obligations of US State/Political Subdivisions
Obligations of states and political subdivisions in the United States (includes overdrafts and obligations secured by real estate).
Loan Category Definitions